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                                   BB&T FUNDS

                                EQUITY INDEX FUND




                       STATEMENT OF ADDITIONAL INFORMATION



                                  MAY 1, 2001



                             ----------------------




This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Class A Shares, Class B Shares, and Class C Shares Prospectus of the BB&T Equity Index Fund dated May 1, 2001. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing BB&T Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 228-1872.

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                                TABLE OF CONTENTS
                                -----------------


BB&T FUNDS..................................................................1

INVESTMENT OBJECTIVES AND POLICIES..........................................1
         Additional Information on Portfolio Instruments....................1
         Risk Considerations...............................................10
         Master/Feeder Structure...........................................12
         Investment Restrictions...........................................13
         Portfolio Turnover................................................18

VALUATION..................................................................18

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................19
         Purchase of Class A, Class B, and Class C Shares..................20
         Matters Affecting Redemption......................................25

ADDITIONAL TAX INFORMATION.................................................27

MANAGEMENT OF BB&T FUNDS...................................................31
         Officers .........................................................33
         Investment Adviser................................................34
         Portfolio Transactions............................................36

         Glass-Steagall Act................................................38
         Manager and Administrator.........................................39
         Distributor.......................................................41

         Custodian.........................................................44
         Independent Auditors..............................................44
         Legal Counsel.....................................................44


PERFORMANCE INFORMATION....................................................45
         Calculation of Total Return.......................................45

         Performance Comparisons...........................................46

ADDITIONAL INFORMATION.....................................................48
         Organization and Description of Shares............................48
         Shareholder and Trustee Liability.................................50
         Master Portfolio Organization.....................................50
         Miscellaneous.....................................................51
FINANCIAL STATEMENTS.......................................................53
APPENDIX...................................................................54


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                       STATEMENT OF ADDITIONAL INFORMATION

                                   BB&T FUNDS


     BB&T Funds is an open-end management investment company. The BB&T Funds consist of twenty-one series of units of beneficial interest ("Shares") offered to the public, each representing interests in one of twenty-one separate investment portfolios (the "Funds"). This Statement of Information ("SAI") pertains to the BB&T Equity Index Fund (the "Equity Index Fund") only.

     The Fund may offer to the public four classes of Shares: Class A Shares, Class B Shares, Class C Shares, and Trust Shares. As of the date of this Statement of Additional Information, Trust Shares of the Fund were not yet being offered. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus. No investment in Shares of the Fund should be made without first reading the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING SUBSTANTIALLY ALL OF ITS ASSETS IN THE S&P 500 INDEX MASTER PORTFOLIO (THE "MASTER PORTFOLIO"), WHICH IS A SERIES OF MASTER INVESTMENT PORTFOLIO ("MIP"), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY.

     The Master Portfolio has substantially the same investment objective as the Fund. The Fund may withdraw its investment in the Master Portfolio at any time, if the Board of Trustees of the Fund determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Fund's Board of Trustees would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies and restrictions described in the Fund's Prospectus and this SAI.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

     The following policies supplement the information pertaining to portfolio instruments of the Fund as set forth in the Prospectus.


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     BB&T EQUITY INDEX FUND. Under normal market conditions, at least 90% of the value of the Master Portfolio's total assets is invested in securities comprising the S&P 500(R) Index. The Master Portfolio has also represented that it attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets, before expenses, and the total return of the S&P 500(R) Index. Notwithstanding the factors described below, perfect (100%) correlation would be achieved if the total return of the Master Portfolio's net assets increased or decreased exactly as the total return of the S&P 500(R) Index increased or decreased.

     The Master Portfolio may invest up to 10% of its total assets in high-quality money market instruments to provide liquidity.

     INDEX-BASED SECURITIES. Index-based securities represent ownership in another open-end investment company that holds a portfolio of common stocks designed to track the price, performance and dividend yield of an index. Index-based securities entitle a holder to receive proportionate quarterly cash distribution corresponding to the dividends that accrue to the index stocks in the underlying portfolio, less trust expenses.

     REPURCHASE AGREEMENTS. The Master Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest, although the underlying security may mature in more than thirteen months. The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually agreed-upon time and price that involves the acquisition by the Master Portfolio of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Master Portfolio's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Master Portfolio may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Master Portfolio, and all repurchase transactions must be collateralized. The Master Portfolio may participate in pooled repurchase agreement transactions with other funds advised by Barclays Global Fund Advisors ("BGFA").

     The Master Portfolio's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Master Portfolio under a repurchase agreement. The Master Portfolio may enter into repurchase agreements only with respect to securities of the type in which it may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Master Portfolio in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Master Portfolio may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Master Portfolio in connection with insolvency proceedings), it is the policy of the Master Portfolio to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other


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recognized financial institutions. The Master Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by the Master Portfolio under the 1940 Act.

     FLOATING- AND VARIABLE-RATE OBLIGATIONS. The Master Portfolio may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating- and variable-rate instruments that the Master Portfolio may purchase include certificates of participation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

     The Master Portfolio may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Master Portfolio may invest in obligations which are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Master Portfolio may invest. BGFA, on behalf of the Master Portfolio , considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Master Portfolio's portfolio. The Master Portfolio will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.


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     U.S. GOVERNMENT OBLIGATIONS. The Master Portfolio may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or
(ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt securities instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     UNRATED, DOWNGRADED AND BELOW INVESTMENT GRADE INVESTMENTS. The Master Portfolio may purchase instruments that are not rated if, in the opinion of the adviser, BGFA, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by the Master Portfolio. After purchase by the Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Master Portfolio. Neither event will require a sale of such security by the Master Portfolio provided that the amount of such securities held by the Master Portfolio does not exceed 5% of the Fund's net assets. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

     The Master Portfolio is not required to sell downgraded securities, and the Master Portfolio could hold up to 5% of its net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or if unrated, low quality (below investment grade) securities.

     Although they may offer higher yields than do higher rated securities, low rated and unrated low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated low quality debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Master Portfolio's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Master Portfolio's shares.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated low quality debt


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



securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of the Master Portfolio to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Master Portfolio held exclusively higher rated or higher quality securities. Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated or unrated low quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Master Portfolio may incur additional expenses to seek recovery.

     LETTERS OF CREDIT. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Master Portfolio may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA, as investment adviser, are of comparable quality to issuers of other permitted investments of the Master Portfolio may be used for letter of credit-backed investments.

     LOANS OF PORTFOLIO SECURITIES. The Master Portfolio may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high-quality debt obligations equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to the Master Portfolio with respect to the loan is maintained with the Master Portfolio. In determining whether to lend a security to a particular broker, dealer or financial institution, the Master Portfolio's investment adviser will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Master Portfolio may receive as collateral will not become part of the Master Portfolio's investment portfolio at the time of the loan and, in the event of a default by the borrower, the Master Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Master Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Master Portfolio any accrued income on those securities, and the Master Portfolio may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Master


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Portfolio will not lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by the Master Portfolio will be subject to termination at the Master Portfolio's or the borrower's option. The Master Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with BGFA.

     The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Master Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

     FUTURES CONTRACTS AND OPTIONS TRANSACTIONS. The Master Portfolio may use futures contracts as a hedge against the effects of interest rate changes or changes in the market value of the stocks comprising the index in which the Master Portfolio invests. In managing its cash flows, the Master Portfolio also may use futures contracts as a substitute for holding the designated securities underlying the futures contract. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. At the time it enters into a futures transaction, the Master Portfolio is required to make a performance deposit (initial margin) of cash or liquid securities in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures position which is continually "marked to market."

     The Master Portfolio may engage only in futures contract transactions involving (i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by the Master Portfolio; (ii) the purchase of a futures contract when the Master Portfolio holds a short position having the same delivery month (i.e., a long position offsetting a short position); or
(iii) the purchase of a futures contract to permit the Master Portfolio to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When the Master Portfolio purchases a futures contract, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.


     If the Master Portfolio enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If instead the Master Portfolio purchases a futures contract as a substitute for investing in the designated underlying securities, the Master Portfolio will experience gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits the Master Portfolio to experience the results of being



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



fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Master Portfolio (e.g., from purchases and redemptions of fund shares). Under normal market conditions, futures contract positions may be closed out on a daily basis. The Master Portfolio expects to apply a portion of its cash or cash equivalents maintained for liquidity needs to such activities.

     Transactions by the Master Portfolio in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in the Master Portfolio's investment portfolio. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures positions in certain cases. Limits on price fluctuations are designed to stabilize prices for the benefit of market participants; however, there could be cases where the Master Portfolio could incur a larger loss due to the delay in trading than it would have if no limit rules had been in effect.

     Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes). Although the Master Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Master Portfolio to substantial losses. If it is not possible, or if the Master Portfolio determines not to close a futures position in anticipation of adverse price movements, the Master Portfolio will be required to make daily cash payments on variation margin.

     In order to comply with undertakings made by the Master Portfolio pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Master Portfolio will use futures and option contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of CFTC Reg. 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Master Portfolio's


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

portfolio, after taking into account unrealized profits and unrealized losses on any such contract it has entered into; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Reg. 190.01(x) may be excluded in computing such five percent.


     FUTURE DEVELOPMENTS. The Master Portfolio may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Master Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Master Portfolio's investment objective and legally permissible for the Master Portfolio. Before entering into such transactions or making any such investment, the Master Portfolio will provide appropriate disclosure in its prospectus.


     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. The Master Portfolio may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Master Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when the Master Portfolio seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

     INVESTMENT COMPANY SECURITIES. The Master Portfolio may invest in securities issued by other investment companies which principally invest in securities of the type in which the Master Portfolio invests. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company and (iii) 10% of the Master Portfolio's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. The Master Portfolio may also purchase shares of exchange listed closed-end funds.

     ILLIQUID SECURITIES. The Master Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, participation interests that are not subject to the demand feature described above, floating- and variable-rate demand obligations as to which the Master Portfolio cannot exercise the related demand feature described above on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

     SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. The Master Portfolio may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the Master Portfolio may invest include:
(i) short-term obligations issued or guaranteed by the U.S.

Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA ; (iv) nonconvertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio.

     BANK OBLIGATIONS. The Master Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Master Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS. The Master Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser and/or sub-adviser to the Master Portfolio monitors on an on-going basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Master Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Master Portfolio will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. BGFA will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

     FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED- DELIVERY TRANSACTIONS. The Master Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Master Portfolio will generally purchase securities with the intention of acquiring them, the Master Portfolio may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BGFA.

     BORROWING MONEY. As a fundamental policy, the Master Portfolio is permitted to borrow to the extent permitted under the 1940 Act. However, the Master Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes, and may borrow up to 20% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Master Portfolio's total assets, the Master Portfolio will not make any investments.

     INVESTMENT IN WARRANTS. The Master Portfolio may invest up to 5% of net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), including not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Master Portfolio may only purchase warrants on securities in which the Master Portfolio may invest directly.

RISK CONSIDERATIONS

     GENERAL. Since the investment characteristics and, therefore, investment risks directly associated with such characteristics of the Fund correspond to those of the Master Portfolio, the following is a discussion of the risks associated with the investments of the Master Portfolio.

     EQUITY SECURITIES. The stock investments of the Master Portfolio are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.


     DEBT SECURITIES. The debt instruments in which the Master Portfolio invests are subject to credit and interest rate risk. Credit risk is the risk that issuers of the debt instruments in which the Master Portfolio invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Master Portfolio invests. The value of the debt instruments generally changes inversely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Although some of the Master Portfolio's securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Master Portfolio's daily NAV is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

     FOREIGN SECURITIES. Investing in the securities of issuers in any foreign country, including through American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Master Portfolio's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

     OTHER INVESTMENT CONSIDERATIONS. Certain of the floating-and- variable-rate instruments that the Master Portfolio may purchase also may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. The Master Portfolio may use some derivatives as part of its short-term liquidity holdings and/or substitutes for comparable market positions in the underlying securities. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. The Master Portfolio may not use derivatives to create leverage without establishing adequate "cover" in compliance with SEC leverage rules. Asset allocation and modeling strategies are employed by BGFA for other investment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be purchased or sold, at the same time, by the Master Portfolio and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by BGFA. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Master Portfolio or the price paid or received by the Master Portfolio.

MASTER/FEEDER STRUCTURE

     The Fund seeks to achieve its investment objective by investing all of its assets into the Master Portfolio of MIP. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIP itself is unable to meet its obligations. Accordingly, the Fund's Board of Trustees believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Fund's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

     The Fund may withdraw its investment in the Master Portfolio only if the Fund's Board of Trustees determines that such action is in the best interests of the Fund and its shareholders. Upon any such withdrawal, the Fund's Adviser, under the general supervision of the Board, would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or for the Adviser to assume active management of the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

     The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever the Fund, as an interestholder of the Master

Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

     Certain policies of the Master Portfolio which are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund also may elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

INVESTMENT RESTRICTIONS

     FUNDAMENTAL POLICIES OF THE FUND. Except as provided otherwise, the following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in this Statement of Additional Information).

The Fund:

                  1. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

                  2. May not concentrate investments in a particular industry or group of industries, or within any one state as concentration is defined under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, except that there shall be no limitation with respect to investments in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period.

                  3. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

                  4. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

                  5. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

                  6. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

                  7. May pledge, mortgage or hypothecate any of its assets to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

                  8. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

     NON-FUNDAMENTAL POLICIES OF THE FUND. The fundamental limitations of the Fund have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the Fund also has adopted non-fundamental limitations, set forth below, which in some instances may be more restrictive than their fundamental limitations. Any changes in the Fund's non-fundamental limitations will be communicated to the Fund's shareholders prior to effectiveness.

The Fund may not:

                  1. Acquire more than 10% of the voting securities of any one issuer. This limitation applies to only 75% of a Fund's assets.

                  2.  Invest in companies for the purpose of exercising control.

                  3. Borrow money, except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets and except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 20% of the value of its total assets at the time of such borrowing. To the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

                  4. Purchase or sell real estate, real estate limited partnership interest, commodities or commodities contracts (except that the Fund may invest in futures contracts and options on futures contracts, as disclosed in the prospectus) and interest in a pool of securities that are secured by interests in real estate. However, subject to their permitted investments, the Fund may invest in companies which invest in real estate, commodities or commodities contracts.

                  5. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.

                  6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

                  7. Issue senior securities (as defined in the Investment Company Act of 1940) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

                  8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.


     FUNDAMENTAL OPERATING POLICIES OF THE MASTER PORTFOLIO. The Master Portfolio is subject to the following fundamental investment limitations which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting securities. To obtain approval, a majority of the Master Portfolio's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting securities.


The Master Portfolio may not:

                  1. invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

                  2. hold more than 10% of the outstanding voting securities of any single issuer. This investment restriction applies only with respect to 75% of its total assets.

                  3. invest in commodities, except that the Master Portfolio may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

                  4. purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Master Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

                  5. borrow money, except to the extent permitted under the 1940 Act, provided that the Master Portfolio may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists). For purposes of this investment restriction, the Master Portfolio's entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Master Portfolio.

                  6. make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Master Portfolio may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and MIP's Board of Trustees.

                  7. act as an underwriter of securities of other issuers, except to the extent that the Master Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

                  8. invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries except that, in the case of the Master Portfolio, there shall be no limitation with respect to investments in (i) obligations of the U.S. government, its agencies or instrumentalities; or (ii) any industry in which the S&P 500(R) Index becomes concentrated to the same degree during the same period, the Master Portfolio will be concentrated as specified above only to the extent the percentage of its assets invested in those categories of investments is sufficiently large that 25% or more of its total assets would be invested in a single industry.

                  9. issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in the Master Portfolio's fundamental policies (3) and (5) may be deemed to give rise to a senior security.

                  10. purchase securities on margin, but the Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

     NON-FUNDAMENTAL POLICIES OF THE MASTER PORTFOLIO. The Master Portfolio is subject to the following non-fundamental operating policies which may be changed by the Board of Trustees of the Master Portfolio without the approval of the holders of the Master Portfolio's outstanding securities.

The Master Portfolio may:

                  1. invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company, and (iii) 10% of the Master Portfolio's net assets in the aggregate. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

                  2. not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

                  3. lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

PORTFOLIO TURNOVER


     Portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. The Fund expects to remain fully invested in the Master Portfolio, therefore, there will be little to no portfolio turnover. The portfolio turnover rate for the Master Portfolio generally is not expected to exceed 50%, and for the fiscal year ended December 31, 2000, it was 10.00%.


     High turnover rates will generally result in higher transaction costs to the Fund and Master Portfolio and may result in higher levels of taxable realized gains (including short-term taxable gains generally taxed at ordinary income tax rates) to the Fund's shareholders. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. A higher portfolio turnover rate may lead to increased taxes and transaction costs. Portfolio turnover will not be a limiting factor in making investment decisions. See "Additional Tax Information."


                                    VALUATION


     The net asset value of the Fund is determined and its Shares are priced as of the close of regular trading of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each Business Day ("Valuation Time"). As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and any other day (other than a day on which no Shares are tendered for redemption and no orders to purchase Shares are received) during which there is sufficient trading in the Fund's portfolio securities that the Fund's net asset value per Share might be materially affected. Currently, the NYSE is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

VALUATION OF THE FUND

     Portfolio securities for which market quotations are readily available are valued based upon their current available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Unlisted securities for which market quotations are readily available will be valued at the current quoted bid prices. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair market value in BB&T Funds' Pricing Committee's best judgment under procedures established by, and under the supervision of the BB&T Funds' Board of Trustees. The Pricing Committee, as designated by the Board of Trustees, consists of the following individuals or their designees: (i) the chief investment officer of BB&T; (ii) the chief compliance officer of BISYS Fund Services, Inc.; and (iii) the treasurer of BB&T Funds. Pricing determinations require an affirmative vote of a majority of the Pricing Committee.

     Among the factors that will be considered, if they apply, in valuing portfolio securities held by the Funds are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair market value. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

     The Fund may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. The methods used by the pricing service and the valuations so established will be reviewed by the Fund under the general supervision of the BB&T Funds' Board of Trustees. Several pricing services are available, one or more of which may be used by the Pricing Committee from time to time.

     Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method.


     Master Portfolio securities for which market quotations are available are valued at latest prices. Securities of the Master Portfolio for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market system are valued at last sale prices. In the absence of any sale of such securities on the valuation date an in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost with cost being the value of the security on the preceding day (61st day). Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by an independent pricing service approved by the Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market dates. Securities held under a repurchase agreement will be valued at a price equal to the amount of the cash investment at the time of valuation on the valuation date. The market value of the underlying securities shall be determined in accordance with the applicable procedures, as described above, for the purpose of determining the adequacy of collateral. All other securities and other assets of the Master Portfolio for which current market quotations are not readily available are valued at fair value as determined in good faith by the Master Portfolio's Board of Trustees and in accordance with procedures adopted by the Trustees.



                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Each class of Shares of the Fund is sold on a continuous basis by BISYS Fund Services ("BISYS"). In addition to purchasing Shares directly from BISYS, Class A, Class B, and Class C Shares may be purchased through procedures established by BISYS in connection with the requirements of accounts at BB&T, or BB&T's affiliated or correspondent banks. Customers purchasing Shares of the Fund may include officers, directors, or employees of BB&T or BB&T's affiliated or correspondent banks.

PURCHASE OF CLASS A, CLASS B, AND CLASS C SHARES

     As stated in the Prospectus, the public offering price of Class A Shares of the Fund is its net asset value next computed after an order is received, plus a sales charge which varies based upon the quantity purchased. The public offering price of such Class A Shares is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase. The offering price is rounded to two decimal places each time a computation is made. The sales charge scale set forth in the Class A, Class B and Class C Prospectus applies to purchases of Class A Shares of the Fund by a Purchaser.

     Class B and Class C Shares of the Fund are sold at their net asset value per share, as next computed after an order is received. However, as discussed in the Class A, Class B , and Class C Prospectus, the Class B and Class C Shares are subject to a Contingent Deferred Sales Charge if they are redeemed prior to the sixth and first anniversary of purchase respectively. Such Class B shares may be exchanged for Class B Shares of any other BB&T Fund through the Auto Exchange Plan (see "Auto Exchange Plan").

     Shares of the Fund sold to Participating Organizations acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by the Participating Organizations. With respect to Shares so sold, it is the responsibility of the Participating Organization to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Participating Organizations and reflected in the account statements provided by the Participating Organizations to Customers. Depending upon the terms of a particular Customer account, a Participating Organization or Bank may charge a Customer's account fees for services provided in connection with investment in the Fund.

     In the case of orders for the purchase of Shares placed through a broker-dealer, the public offering price will be the net asset value as so determined plus any applicable sales charge, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits to the Fund by the Valuation Time. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next Business Day.

     Every Shareholder will be mailed a confirmation of each new transaction in the Shareholder's account. In the case of Class A, Class B, and Class C Shares held of record by a Participating Organization but beneficially owned by a Customer, confirmations of purchases, exchanges and redemptions of Class A, Class B, and Class C Shares by a Participating Organization will be sent to the Customer by the Participating Organization. Certificates representing Shares will not be issued.

     AUTO INVEST PLAN. BB&T Funds Auto Invest Plan enables Shareholders to make regular purchases of Class A, Class B, and Class C Shares through automatic deduction from their bank accounts. With Shareholder authorization, the Fund's transfer agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account and will automatically invest that amount in Class A, Class B, or Class C Shares at the public offering price on the date of such deduction.

     For a Shareholder to change the Auto Invest instructions or to discontinue the feature, the request must be made in writing to the BB&T Funds, P.O. Box 182533, Columbus, OH 43218-2533. The Auto Invest Plan may be amended or terminated without notice at any time by the Distributor.

     BB&T FUNDS INDIVIDUAL RETIREMENT ACCOUNT ("IRA"). A BB&T Funds IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program by purchasing Class A, Class B or Class C Shares for an IRA. BB&T Funds IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986 and Taxpayer Relief Act of 1997, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

     All BB&T Funds IRA distribution requests must be made in writing to BISYS Fund Services. Any additional deposits to a BB&T Funds IRA must distinguish the type and year of the contribution.

     For more information on a BB&T Funds IRA call the BB&T Funds at (800) 228-1872. Shareholders are advised to consult a tax adviser on BB&T Funds IRA contribution and withdrawal requirements and restrictions.

SALES CHARGES

     As the Fund's principal underwriter, BISYS acts as principal in selling Class A, Class B, and Class C Shares of the BB&T Funds to dealers. BISYS re-allows the applicable sales charge as dealer discounts and brokerage commissions. However, the Distributor, in its sole discretion, may pay certain dealers all or part of the portion of the sales charge it receives. A broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the 1933 Act. From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers.

     The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Class A Shares of the Fund. The maximum cash compensation payable by the Distributor is 5.75% of the public offering price of Class A Shares. Compensation will also include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders. Neither BISYS nor dealers are permitted to delay the placement of orders to benefit themselves by a price change.

     The sales charges set forth in the table in the Class A, Class B, and Class C Prospectus are applicable to purchases made at one time by any purchaser (a "Purchaser"), which includes: (i) an individual, his or her spouse and children under the age of 21; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; or (iii) any other organized group of persons, whether incorporated or not, provided that such organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a lower sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one discrete account which identifies the Purchasers.

     In determining whether a particular redemption is subject to a Contingent Deferred Sales Charge, it is assumed that the redemption is first of any Class A Shares, then of any Class C Shares, and then of any Class B Shares in the Shareholder's Fund account (unless the Shareholder elects to redeem in a different order) or Shares representing capital appreciation, next of Shares acquired pursuant to reinvestment of dividends and capital gain distributions, and finally of other Shares held by the Shareholder for the longest period of time. This method should result in the lowest possible sales charge.

SALES CHARGE REDUCTIONS AND WAIVERS

Certain sales of Class A Shares are made without a sales charge, as described in the Class A, Class B, and Class C Prospectus under the caption "Sales Charge Waivers," to promote goodwill with employees and others with whom BISYS, BB&T and/or the BB&T Funds have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

     LETTER OF INTENT. Any Purchaser may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such Purchaser to invest a certain amount in Class A Shares of any of the Variable NAV Funds, i.e., those Funds which charge a sales charge, within a period of 13 months. Each purchase of Shares under a Letter of Intent will be made at the public offering price plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A Shares made not more than 90 days prior to the date such Purchaser signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. When a purchaser enters into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the sales charge will be adjusted and used to purchase additional Shares of the Fund at the then current public offering price at the end of the 13 month period. This program may be modified or eliminated at any time or from time to time by the BB&T Funds without notice.

     A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Class A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Class A Shares, whether paid in cash or reinvested in additional Class A Shares are not subject to escrow. The escrowed Class A Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charges will be used to purchase additional Class A Shares subject to the rate of sales charge applicable to the actual amount of the aggregate purchases at the net asset value next calculated.

     For further information, interested investors should contact the Distributor. Letter of Intent privileges may be amended or terminated without notice at any time by the Distributor.

     CONCURRENT PURCHASES AND RIGHT OF ACCUMULATION. A Purchaser (as defined above) may qualify for a reduced sales charge by combining concurrent purchases of Class A Shares of one or more of the Variable NAV Funds or by combining a current purchase of Class A Shares of a Variable NAV Fund with prior purchases of Shares of any Variable NAV Fund. The applicable sales charge is based on the sum of (i) the Purchaser's current purchase of Class A Shares of any Variable NAV Fund sold with a sales charge plus (ii) the then current net asset value of all Class A Shares held by the Purchaser in any Variable NAV Fund. To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must at the time of purchase provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

     Proceeds from the Contingent Deferred Sales Charge and the distribution and Shareholder service fees under the Distribution Plan are payable to the Distributor to defray the expenses of advance brokerage commissions and expenses related to providing distribution-related and Shareholder services to the Fund in connection with the sale of the Class B and Class C Shares, such as the payment of compensation to dealers and agents selling Class B and Class C Shares. A dealer commission of 4.30% of the original purchase price of the Class B Shares of the Fund and of 1.00% of the original purchase price of the Class C Shares of the Fund will be paid to financial institutions and intermediaries. However, the Distributor may, in its sole discretion, pay a higher dealer commission at its sole discretion.

     CLASS B AND CLASS C SHARES. The Contingent Deferred Sales Charge is waived on redemption of Shares: (i) following the death or disability (as defined in the Code) of a Shareholder or a participant or beneficiary of a qualifying retirement plan if redemption is made within one year of such death or disability; (ii) to the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other qualifying retirement plan to a Shareholder who has attained the age of 70 1/2; and (iii) provided that the Shareholder withdraws no more than 12% of the account value annually using the Auto Withdrawal Plan Feature. A Shareholder or his or her representative should contact the Transfer Agent to determine whether a retirement plan qualifies for a waiver and must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the Shareholder is eligible for this waiver. In addition, the following circumstances are not deemed to result in a "redemption" of Class B or Class C Shares for purposes of the assessment of a Contingent Deferred Sales Charge, which is therefore waived:
(i) plans of reorganization of the Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party; and (ii) exchanges for Class B Shares or Class C Shares of other Funds of the BB&T Funds as described under "Exchange Privilege."

     For purposes of conversion to Class A Shares, shares received as dividends and other distributions paid on Class B Shares in a Shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in a Shareholder's Fund account (other than those in the sub-account) convert to Class A Shares, a pro-rata portion of the Class B Shares in the sub-account will also convert to Class A Shares.

     If a Shareholder effects one or more exchanges among Class B Shares of the Funds of the BB&T Funds during the eight-year period, the BB&T Funds will aggregate the holding periods for the shares of each Fund of the BB&T Funds for purposes of calculating that eight-year period. Because the per share net asset value of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, a Shareholder may receive fewer Class A Shares than the number of Class B Shares converted, although the dollar value will be the same.

EXCHANGE PRIVILEGE

     CLASS B. Class B Shares of each Fund may be exchanged for Class B Shares of the other Funds on the basis of relative net asset value per Class B Share, without the payment of any Contingent Deferred Sales Charge which might otherwise be due upon redemption of the outstanding Class B Shares.

     For purposes of computing the Contingent Deferred Sales Charge that may be payable upon a disposition of the newly acquired Class B Shares, the holding period for outstanding Class B Shares of the Fund from which the exchange was made is "tacked" to the holding period of the newly acquired Class B Shares. For purposes of calculating the holding period applicable to the newly acquired Class B Shares, the newly acquired Class B Shares shall be deemed to have been issued on the date of receipt of the Shareholder's order to purchase the outstanding Class B Shares of the Fund from which the exchange was made.

     CLASS C. Class C Shares of each Fund may be exchanged for Class C shares of the other Funds on the basis of relative net asset value per Class C Share, without the payment of any Contingent Deferred Sales Charge which might otherwise be due upon redemption of the outstanding Class C Shares. For purposes of computing the Contingent Deferred Sales Charge that may be payable upon a disposition of the newly acquired Class C Shares, the holding period for outstanding Class C Shares of the Fund from which the exchange was made is "tacked" to the holding period of the newly acquired Class C Shares. For purposes of calculating the holding period applicable to the newly acquired Class C Shares, the newly acquired Class C Shares shall be deemed to have been issued on the date of receipt of the Shareholder's order to purchase the outstanding Class C Shares of the Fund from which the exchange was made.


     ADDITIONAL INFORMATION. An exchange is considered a sale of Shares and will result in a capital gain or loss for federal income tax purposes, which, in general, is calculated by netting the Shareholder's tax cost (or "basis") in the Shares surrendered and the value of the Shares received in the exchange. If a Shareholder exchanges Class A Shares within 90 days of acquiring them and if a sales charge is waived on the exchange, for purposes of measuring the capital gain or loss on the exchange, the Shareholder's basis in the surrendered Shares is reduced by the lesser of (i) the sales charge paid for the surrendered shares or (ii) the amount of the sales charge that is waived on the exchange.

     If not selected on the Account Registration form, the Shareholder will automatically receive Exchange privileges. A Shareholder wishing to exchange Class A, Class B or Class C Shares purchased through a Participating Organization or Bank may do so by contacting the Participating Organization or Bank. If an exchange request in good order is received by the Distributor or the Transfer Agent by 12:00 noon (Eastern Time) on any Business Day, the exchange usually will occur on that day.

MATTERS AFFECTING REDEMPTION

     REDEMPTION BY MAIL. A written request for redemption must be received by the BB&T Funds in order to constitute a valid tender for redemption from an Individual Retirement Account ("IRA"). Also, the signature on the written request must be guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 if (a) a redemption check is to be payable to anyone other than the Owner(s) of record or (b) a redemption check is to be mailed to the Owner(s) at an address other than the address of record (c) the Owner(s) address of record has changed within the last ten (10) business days or (d) the redemption proceeds are being transferred to another Fund account with a different registration or (e) the redemption proceeds are being wired to bank instructions currently not on the account. The Distributor reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. Proceeds may be mailed to the address of record or sent electronically or mailed to a previously designated bank account without a signature guarantee. See "Redemption by Telephone" for further discussion on sending proceeds to your bank account.

     REDEMPTION BY TELEPHONE. Shares may be redeemed by telephone if the Shareholder selected that option on the Account Registration Form. A Shareholder may have the proceeds mailed to the address of record or sent electronically or mailed directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such electronic redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The Transfer Agent may reduce the amount of a wire redemption payment by its then-current wire redemption charge. Such charge is currently being waived. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, call the BB&T Funds at (800) 228-1872. If not selected on the Account Registration form, the Shareholder will automatically receive telephone redemption privileges. None of the Distributor, the BB&T Funds' transfer agent, BB&T or the BB&T Funds will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the BB&T Funds' telephone transaction procedures, upon instructions reasonably believed to be genuine. The BB&T Funds will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine; if these procedures are not followed, the BB&T Funds may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, Shareholders may also mail the redemption request to the BB&T Funds.

     The BB&T Funds may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the BB&T Funds of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Company to determine the fair market value of its total net assets.

     The BB&T Funds may redeem any class of Shares involuntarily if redemption appears appropriate in light of the BB&T Funds' responsibilities under the 1940 Act.

     AUTO WITHDRAWAL PLAN. BB&T Funds Auto Withdrawal Plan enables Shareholders to make regular redemptions of Class A Shares, Class B Shares, and Class C Shares of the Fund. With Shareholder authorization, the Fund's transfer agent will automatically redeem Class A Shares, Class B Shares, and Class C Shares at the net asset value of the Fund on the dates of withdrawal and have the amount specified transferred according to the instructions of the Shareholder.

     Purchase of additional Class A Shares concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities.

     To participate in the Auto Withdrawal Plan, Shareholders should complete a supplemental sign-up form that can be acquired by calling the Distributor. For a Shareholder to change the Auto Withdrawal instructions or to discontinue the feature, the request must be made in writing to the BB&T Funds, P.O. Box 182533, Columbus, OH 43218-2533. The Auto Withdrawal Plan may be amended or terminated without notice at any time by the Distributor.

     PAYMENTS TO SHAREHOLDERS. Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, the Fund will attempt to honor requests from Shareholders for next Business Day payments upon redemptions of Shares if the request for redemption is received by the Transfer Agent before the last Valuation Time on a Business Day or, if the request for redemption is received after the last Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Fund or the Shareholders of the Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

                           ADDITIONAL TAX INFORMATION


     The Fund will be treated as a separate entity for federal income tax purposes. It is the policy of the Fund to qualify for the favorable tax treatment accorded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following such policy, the Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which the Fund may be subject. Regulated investment companies are subject to a federal excise tax if they do not distribute substantially all of their income on a timely basis. The Fund intends to avoid paying federal income and excise taxes by timely distributing substantially all its net investment income and net realized capital gains.


     In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things,
(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) each year distribute at least 90% of its dividend, interest (including tax-exempt interest), and certain other income and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

     From time to time, BGFA may find it necessary to make certain types of investments for the purpose of ensuring that the Master Portfolio, and therefore the Fund, continues to qualify for treatment as a RIC under the Code. For purposes of complying with these qualification requirements the Fund will be deemed to own a proportionate share of the Master Portfolio.

     A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined) for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year plus any undistributed amounts from prior years. For the foregoing purposes, the Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year by a Fund were less than the required amount, the Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

     Distributions from the Fund (other than exempt-interest dividends, as discussed below) will be taxable to Shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term capital gains. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains (generally subject to a 20% tax rate), regardless of how long a Shareholder has held the Fund's shares and are not eligible for the dividends received deduction. Any distributions that are not from the Fund's investment company taxable income or net capital gains may be characterized as a return of capital to Shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a Shareholder reinvests them in additional shares or elects to receive them in cash.

     Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular Shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

     Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a Shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the Shareholder's hands, and will be long-term or short-term generally depending upon the Shareholder's holding period for the shares.

     The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends and other distributions paid to any Shareholder who has provided either an incorrect taxpayer identification number or no number at all, who is subject to withholding by the Internal Revenue Service for failure properly to report payments of interest or dividends, or who fails to provide a certified statement that he or she is not subject to "backup withholding."

     Dividends received by a Shareholder of the Fund that are derived from the Fund's investments in U.S. Government Securities may not be entitled to the exemption from state and local income taxes that would be available if the Shareholder had purchased U.S. Government Securities directly. Shareholders are advised to consult their tax adviser concerning the application of state and local taxes to distributions received from the Fund.

     Shareholders will be advised at least annually as to the amount and federal income tax character of distributions made during the year.

     Dividends are generally taxable in the taxable year received. However, dividends declared in October, November or December to Shareholders of record during such a month and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the year in which the dividends were declared.

     Dividends will generally be taxable to a Shareholder as ordinary income to the extent of the Shareholder's ratable share of the earnings and profits of the Fund as determined for tax purposes. Certain dividends paid by the Fund, and so-designated by the Fund, may qualify for the dividends received deduction for corporate shareholders. A corporate shareholder will only be eligible to claim such a dividends received deduction with respect to a dividend from the Fund if the shareholder held its shares on the ex-dividend date and for at least 45 more days during the 90-day period surrounding the ex-dividend date. Distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable to Shareholders as such, regardless of how long the Shareholder has held Shares in the Fund.

Shareholders who are not subject to tax on their income generally will not have to pay federal income tax on amounts distributed to them.

     Distributions are taxable to a Shareholder of the Fund even if they are paid from income or gains earned by the Fund prior to the Shareholder's investment (and thus were included in the price paid by the Shareholder).

     The Fund's transactions in futures contracts, options, and foreign-currency-denominated securities, and certain other investment and hedging activities of the Fund, will be subject to special tax rules (including "mark-to-market," "straddle," "wash sale," "constructive sale," and "short sale" rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, convert long-term capital gains into short-term capital losses, and otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to Shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends received deduction or for treatment as exempt-interest dividends when distributed to Shareholders. The Fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Fund. The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

     Although the Fund expects to qualify as a "regulated investment company" (a "RIC") and to be relieved of all or substantially all federal income taxes, depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. If for any taxable year the Fund does not qualify for the special federal tax treatment afforded a RIC, all of its taxable income will be subject to federal income tax at regular corporate rates at the Fund level (without any deduction for distributions to its Shareholders). In addition, distributions to Shareholders will be taxed as ordinary income even if the distributions are attributable to capital gains or exempt interest earned by the Fund. Furthermore, in order to requalify for taxation as a RIC, the Fund may be required to recognize gains, pay substantial taxes and interest, and make certain distributions.

     Prior proposed legislation that was ultimately not enacted would have reinstated a deductible tax (the "Environmental Tax"), imposed through tax years beginning before January 1, 1996, at a rate of 0.12% on a corporation's alternative minimum taxable income (computed without regard to the alternative minimum tax net operating loss deduction) in excess of $2 million. If the Environmental Tax is reinstated, exempt-interest dividends paid by the Fund that are included in a corporate Shareholder's alternative minimum taxable income may subject such shareholder to the Environmental Tax. It is not possible for the Fund to predict whether similar legislation might be proposed and enacted in the future. Corporate Shareholders should consult with their own tax advisors regarding the likelihood of such legislation and its effect on them.

     Under federal tax law in effect at the date of this Prospectus, a Shareholder's interest deduction generally will not be disallowed if the average adjusted basis of the shareholder's tax-exempt obligations does not exceed two percent of the average adjusted basis of the Shareholder's trade or business assets (in the case of most corporations and some individuals) and portfolio investments (in the case of individuals). Prior proposed legislation that was ultimately not enacted would have further limited or repealed this two-percent de minimis exception, which could reduce the total after-tax yield to investors to whom the de minimis exception would otherwise apply. It is not possible for the Fund to predict whether similar legislation might be proposed and enacted in the future. Shareholders should consult with their own tax advisors regarding the likelihood of such legislation and its effect on them.

     Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting U.S. purchasers of Shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of the Fund are urged to consult their tax advisers with specific reference to their own tax situation (especially with respect to foreign, state or local taxation). In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.


                            MANAGEMENT OF BB&T FUNDS

TRUSTEES


     Overall responsibility for management of the BB&T Funds rests with the Board of Trustees of the BB&T Funds, who are elected by the Shareholders of the BB&T Funds. There are currently eight Trustees, two of whom are "interested persons" of the BB&T Funds within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the BB&T Funds to supervise actively its day-to-day operations. The Trustees of the BB&T Funds, their current addresses, and principal occupations during the past five years are as follows:


                                        POSITION(S) HELD                        PRINCIPAL OCCUPATION DURING
NAME AND ADDRESS                        WITH THE BB&T FUNDS                           THE PAST 5 YEARS
----------------                        -------------------                     ---------------------------

William E. Graham, Jr.                  Trustee                                 From January 1994 to present,
1 Hannover Square                                                               Counsel, Hunton & Williams;
Fayetteville Street Mall
P.O. Box 109
Raleigh, NC 27602
Birthdate: 12/31/29

Thomas W. Lambeth                       Trustee                                 From 1978 to present,
101 Reynolda Village                                                            Executive Director, Z. Smith
Winston-Salem,  NC 27106                                                        Reynolds Foundation.
Birthdate: 01/08/35

*W. Ray Long                            Trustee                                 Retired; Executive Vice
605 Blenheim Drive                                                              President, Branch Banking and
Raleigh, NC 27612                                                               Trust Company prior to August
Birthdate: 04/07/34                                                             1998.

Robert W. Stewart                       Trustee                                 Retired; Chairman and Chief
201 Huntington Road                                                             Executive Officer of
Greenville, SC 29615                                                            Engineered Custom Plastics
Birthdate: 05/22/32                                                             Corporation from 1969 to 1990.

*Raymond K. McCulloch                   Trustee                                 From August 1998 to present,
434 Fayetteville Street Mall                                                    Executive Vice President,
29th Floor                                                                      Branch Banking and Trust
Raleigh, NC  27601                                                              Company; employee of Branch
Birthdate: 10/05/56                                                             Banking and Trust Company
                                                                                since 1989.

Drew T. Kagan                           Trustee                                 From March 1996 to present,
118 East Washington Street                                                      President, Investment Affiliate,
Lewisburg, WV 24901                                                             Inc.; From March 1992 to
Birthdate: 02/21/48                                                             March 1996, President, Provident
                                                                                Securities & Investment Co.

Laura C. Bingham+                       Nominee                                 From July 1998 to present
Peace College                                                                   President of Peace College;
Office of the President                                                         November 1997 to May 1998,
15 East Peace Street                                                            Senior Vice President of
Raleigh, NC 27604-1194                                                          Philanthropy and President of Fort
Birthdate: 11/09/56                                                             Sanders Foundation for Covenant
                                                                                Health; 1992 to 1997, Vice
                                                                                President Hollins College.

Richard F. Baker+                       Nominee                                 From 1999 to present, Business
6805 North Ridge Drive                                                          Unit Executive, IBM Sales and
Raleigh, NC 27615                                                               Distribution Division; 1996 to
Birthdate: 02/10/46                                                             1999, National Sales Support
                                                                                Manager, IBM Sales and
                                                                                Distribution Division.

+  Indicates a nominated Trustee authorized by the Board of Trustees on February
   26, 2001 subject to shareholder approval at a special meeting of shareholders of BB&T Funds to be held on May 9, 2001.

* Indicates an "interested person" of the BB&T Funds as defined in the 1940 Act.




     The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, BISYS Fund Services Ohio, Inc. or Branch Banking and Trust Company receives any compensation from the BB&T Funds for acting as a Trustee. Walter B. Grimm is an employee of BISYS Fund Services.

OFFICERS

     The officers of the Fund, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):



                          POSITION(S) HELD               PRINCIPAL OCCUPATION DURING
NAME AND ADDRESS          WITH THE BB&T FUNDS                  THE PAST 5 YEARS
----------------          -------------------            ---------------------------
Walter B. Grimm           Chairman of the Board          From June 1992 to present, employee of
Age:  55                  and President*                 BISYS Fund Services.

Mark S. Redman            Secretary and Vice             From February 1989 to present, employee of
Age:  54                  President                      BISYS Fund Services.

E. G. Purcell, III        Senior Vice President          From 1995 to present, Senior Vice
Age: 46                                                  President, BB&T Funds.

Gary Tenkman              Treasurer                      From July 1999 to present, Vice President
Age:  30                                                 Financial Services; from April 1998 to
                                                         June 1999, Director, Financial Services,
                                                         BISYS Fund Services; from 1990 to March
                                                         1998, Audit Manager, Ernst & Young LLP.

Bob Tuch                  Assistant Secretary            From June 1991 to present, employee of BISYS
Age:  49                                                 Fund Services.

Alaina V. Metz            Assistant Secretary            From June 1995 to present, employee, BISYS
Age:  33                                                 Fund Services.


     The officers of BB&T Funds receive no compensation directly from BB&T Funds for performing the duties of their offices. BISYS Fund Services, L.P. receives fees from BB&T Funds for acting as Administrator and BISYS Fund Services Ohio, Inc. receives fees from BB&T Funds for acting as Transfer Agent and for providing fund accounting services to BB&T Funds.


* Mr. Grimm's service as Chairman of the Board as well as his service on the Board will terminate upon the election or the eight Trustees/Trustee nominees.


                           COMPENSATION TABLE(1)
                           ------------------

                           AGGREGATE           PENSION OR              ESTIMATED          TOTAL
                           COMPENSATION        RETIREMENT BENEFITS     ANNUAL             COMPENSATION
NAME OF PERSON,            FROM THE            ACCRUED AS PART         BENEFITS UPON      FROM THE BB&T FUNDS
POSITION                   BB&T FUNDS          OF FUND EXPENSES        RETIREMENT         PAID TO TRUSTEE
---------------            -------------       -------------------     --------------     -------------------
Walter B. Grimm            None                None                    None               None
Chairman of the Board


W. Ray Long                $12,000             None                    None              $12,000
Trustee

William E. Graham          $12,000             None                    None              $12,000
Trustee

Thomas W. Lambeth          $12,000             None                    None              $12,000
Trustee

Robert W. Stewart          $12,000             None                    None              $12,000
Trustee

Raymond K. McCulloch       None                None                    None              None
Trustee

Drew T. Kagan              $1,000              None                    None              $1,000
Trustee

(1) Figures are for the Funds' fiscal year ended September 30, 2000. BB&T Funds includes twenty-one separate series.

CODE OF ETHICS

     BB&T Funds, BB&T and BISYS Fund Services, L.P. have each adopted a code of ethics ("Codes") pursuant to Rule 17j-1 of the 1940 Act, and these Codes permit personnel covered by the Codes to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions.

INVESTMENT ADVISER

     INVESTMENT ADVISER OF THE FUND. Investment advisory and management services are provided to each Fund of the BB&T Funds by BB&T Asset Management pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated November 9, 2000.

     Under the Advisory Agreement between BB&T Funds and BB&T Asset Management, the fee payable to BB&T Asset Management by the Equity Index Fund, for investment advisory services is: (a) no fee for periods that all of the Fund's assets are invested in the Master Portfolio, (b) a fee computed daily and paid monthly at the annual rate of five one hundredths of one percent (0.05%) of the Fund's average daily net assets if the Fund's assets are not invested in the Master Portfolio and the Adviser has assumed active management of the Fund's portfolio, or (c) such fee as may from time to time be agreed upon in writing by the BB&T Funds and BB&T Asset Management. A fee agreed to in writing from time to time by the BB&T Funds and BB&T Asset Management may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower the Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.

     The Advisory Agreement provides that BB&T Asset Management shall not be liable for any error of judgment or mistake of law or for any loss suffered by the BB&T Funds in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of BB&T in the performance of its duties, or from reckless disregard by BB&T of its duties and obligations thereunder.

     Unless sooner terminated, the Advisory Agreement will continue in effect until September 30, 2001 as to each of the Funds and from year to year if such continuance is approved at least annually by the BB&T Funds' Board of Trustees or by vote of the holders of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous"). The Advisory Agreement is terminable as to a particular Fund at any time upon 60 days written notice without penalty by the Trustees, by vote of the holders of a majority of the outstanding Shares of that Fund, or by BB&T Asset Management. The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

     For the fiscal year ended December 31, 2000, the Fund's Adviser received no investment advisory fees.

     BB&T reorganized its investment advisory division as BB&T Asset Management LLC ("BB&T Asset Management") a separate, wholly owned subsidiary of BB&T. BB&T Asset Management has replaced BB&T as investment adviser to BB&T Funds. Management and investment advisory personnel of BB&T that provided investment management services to BB&T Funds now do so as the personnel of BB&T Asset Management.


     INVESTMENT ADVISER OF THE MASTER PORTFOLIO. The advisor to the Master Portfolio is Barclays Global Fund Advisors ("BGFA"). BGFA is an indirect subsidiary of Barclays Bank PLC. Pursuant to an Investment Advisory Contract ("Advisory Contract") with the Master Portfolio, BGFA provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. Pursuant to the Advisory Contract, BGFA furnishes to the Master Portfolio's Boards of Trustees periodic reports on the investment strategy and performance of the Master Portfolio. The Advisory Contract is required to be approved annually by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract is terminable without penalty, on 60 days written notice by MIP's Board of Trustees or by vote of a majority of the interest holders in the Master Portfolio or, on not less than 60 days written notice, by BGFA. The Advisory Contract will terminate automatically if assigned.

     BGFA is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of the Master Portfolio as compensation for its advisory services to the Master Portfolio. The Advisory Contract provides that the advisory fee is accrued daily and paid monthly. This advisory fee is an expense of the Master Portfolio borne proportionately by its interestholders, such as the Fund.

     BGFA has agreed to provide to the Master Portfolio, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio's investment portfolio.


     For the fiscal year ended December 31, 2000, the ten-month period ended December 31, 1999, and the fiscal years ended February 28, 1999 and February 28, 1998, BGFA received investment advisory fees of $1,961,851, $1,821,973, $1,353,414, and $939,051, respectively.


PORTFOLIO TRANSACTIONS

     Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens Inc. or Barclays Global Investor Services. In the over-the-counter-market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions.

     Under the 1940 Act, persons affiliated with the Master Portfolio are prohibited from dealing with the Master Portfolio as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Master Portfolio may purchase securities from underwriting syndicates of which Stephens is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by MIP's Board of Trustees.

     The Master Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Board of Trustees, BGFA is responsible for the Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Master Portfolio to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved BGFA generally seeks reasonably competitive spreads or commissions.


     BGFA may from time to time execute trades on behalf of and for the account of the master Portfolio with brokers or dealers that are affiliated with BGFA.



     In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Certain of the brokers or dealers with whom the Master Portfolio may transact business offer commission rebates to the Master Portfolio. BGFA considers such rebates in assessing the best overall terms available for any transaction. BGFA may cause the Master Portfolio to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that BGFA determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of BGFA. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.


     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by BGFA and does not reduce the advisory fees payable by the Master Portfolio. MIP's Board of Trustees will periodically review the commissions paid by the Master Portfolio to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolio. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which BGFA exercises investment discretion. Conversely, the Master Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

GLASS-STEAGALL ACT

     In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the BOARD OF GOVERNORS case, the Supreme Court also stated that if a bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

     BB&T Asset Management believe that they possess the legal authority to perform the services for the Fund contemplated by the Advisory Agreement and described in the Prospectus and this Statement of Additional Information and has so represented in the Advisory Agreement. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict BB&T Asset Management from continuing to perform such services for BB&T Funds. Depending upon the nature of any changes in the services which could be provided by BB&T Asset Management, the Board of Trustees of BB&T Funds would review BB&T Funds' relationship with BB&T Asset Management and consider taking all action necessary in the circumstances.

     Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of BB&T Asset Management or their affiliated and correspondent banks (the "Banks") in connection with Customer's purchases of Shares of the Fund, the Banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per Share or result in financial losses to any Customer.

MANAGER AND ADMINISTRATOR


     ADMINISTRATOR OF THE FUND. BISYS Fund Services, L.P. serves as Administrator (the "Administrator") to the Fund pursuant to the Management and Administration Agreement dated as of June 1, 2000, as amended (the "Administration Agreement"). The Administrator is wholly owned by The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations. The Administrator assists in supervising all operations of the Fund (other than those performed by BB&T Asset Management under the Advisory Agreement, those performed by Investor's Bank & Trust under its custodial services agreements with BB&T Funds and those performed by BISYS Fund Services Ohio, Inc. under its transfer agency and shareholder service and fund accounting agreements with BB&T Funds). The Administrator is a broker- dealer registered with the Securities and Exchange Commission, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.



     Under the Administration Agreement, the Administrator has agreed to monitor the net asset value of the Fund, to maintain office facilities for BB&T Funds, to maintain the Fund's financial accounts and records, and to furnish BB&T Funds statistical and research data and certain bookkeeping services, and certain other services required by BB&T Funds. The Administrator prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares Federal and state tax returns, prepares filings with state securities commissions, and generally assists in supervising all aspects of the Fund's operations (other than those performed by BB&T Asset Management under the Advisory Agreement, those by BB&T and Investor's Bank & Trust under their custodial services agreements with BB&T Funds and those performed by BISYS Fund Services Ohio, Inc. under its transfer agency and shareholder service and fund accounting agreements with BB&T Funds). Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.


     Under the Administration Agreement for expenses assumed and services provided as manager and administrator, the Administrator receives a fee from the Fund equal to the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (0.20%) of such Fund's average daily net assets or
(b) such fee as may from time to time be agreed upon in writing by BB&T Funds and the Administrator. A fee agreed to in writing from time to time by BB&T Funds and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of such Fund during the period when such lower fee is in effect.

     For its services as administrator and expenses assumed pursuant to the Administration Agreement, the Administrator received the following fees:

                                             FISCAL YEAR ENDED
                                             DECEMBER 31, 2000
                                             -----------------
                                           PAID      ADDITIONAL AMOUNT WAIVED
                                           ----      ------------------------
Equity Index Fund                           $0                7,010

     The Administration Agreement shall, unless sooner terminated as provided in the Administration Agreement (described below), will continue until May 31, 2005. Thereafter, the Administration Agreement shall be renewed automatically for successive one year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to the Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days notice by BB&T Funds' Board of Trustees or by the Administrator.

     The Administration Agreement provides that the Administrator shall not be liable for any loss suffered by BB&T Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.


     ADMINISTRATOR AND PLACEMENT AGENT OF THE MASTER PORTFOLIO. Stephens Inc. ("Stephens") and Barclays Global Investors, N.A. ("BGI") serve as co-administrators on behalf of the Master Portfolio. Under the Co-Administration Agreement between Stephens, BGI and the Master Portfolio, Stephens and BGI provide as administrative services, among other things: (i) general supervision of the operation of the Master Portfolio, including coordination of the services performed by the investment advisor, transfer and dividend disbursing agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Master Portfolio; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Master Portfolio's officers and Board. Stephens also furnishes office space and certain facilities required for conducting the business of the Master Portfolio together with those ordinary clerical and bookkeeping services that are not furnished by BGFA. Stephens also pays the compensation of the Master Portfolio's trustees, officers and employees who are affiliated with Stephens. In addition, Stephens and BGI have agreed to bear all costs of the Master Portfolio's operations, except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses that are borne by the Master Portfolio such as advisory fees payable to BGFA. Stephens and BGI are not entitled to compensation for providing administration service to a Master Portfolio for so long as Stephens and BGI are entitled to compensation for providing co-administration services to a corresponding feeder fund that invests substantially all of its assets in the Master Portfolio, or either Stephens or BGI or an affiliate receives advisory fees from the Master Portfolio. BGI has delegated certain of its duties as co-administrator to Investors Bank & Trust Company ("IBT"). IBT, as sub-administrator, is compensated by BGI for performing certain administrative services.



     Stephens also acts as the placement agent of Master Portfolio's interests pursuant to a Placement Agency Agreement ("Placement Agency Agreement") with the Master Portfolio.

DISTRIBUTOR

     BISYS Fund Services LP serves as distributor to the Fund pursuant to a Distribution Agreement dated November 9, 2000, (the "Distribution Agreement"). The Distribution Agreement provides that, unless sooner terminated it will continue in effect for continuous one-year periods if such continuance is approved at least annually (i) by BB&T Funds' Board of Trustees or by the vote of a majority of the outstanding Shares of the Fund subject to such Distribution Agreement, and (ii) by the vote of a majority of the Trustees of BB&T Funds who are not parties to such Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to such Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

     No compensation is paid to the Distributor under the Distribution Agreement. However, the Distributor is entitled to receive payments under the Distribution and Shareholder Services Plan, dated November 9, 2000, (the "Distribution Plan"). Under the Distribution Plan, a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to fifty one-hundredths of one percent (0.50%) of the average daily net assets of Class A Shares of the Fund, one percent (1.00%) of the average daily net assets of Class B Shares of the Fund, and one percent (1.00%) of the average daily net assets of Class C Shares of the Fund. The Distributor may periodically waive all or a portion of the fee with respect to the Fund in order to increase the net investment income of the Fund available for distribution as dividends. The Distributor has agreed with BB&T Funds to reduce its fee under the Distribution Plan to an amount not to exceed twenty-five one-hundredths of one percent (0.25%) of the average daily net assets of Class A Shares of the Fund.

     For the fiscal year ended December 31, 2000, the Distributor received the following fees:

           Class A Shares                               Class B Shares
           --------------                               --------------
                      Additional                                   Additional
       Amount           Amount                        Amount         Amount
        Paid            Waived                         Paid          Waived
       ------         ----------                      ------       ----------
       $8,467           $8,468                        $1,181           $0

     The Distribution Plan was initially approved on August 18, 1992 by BB&T Funds' Board of Trustees, including a majority of the trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Plan (the "Independent Trustees"). An Amended and Re-Executed Distribution Plan was approved on November 9, 2000. The Distribution Plan provides for fees only upon the Class A, Class B, and Class C Shares of the Fund.

     The Distribution Agreement is the successor to the previous distribution agreement, which terminated automatically by its terms upon consummation of the acquisition of Winsbury by The BISYS Group, Inc. The Distribution Agreement was unanimously approved by the Board of Trustees of BB&T Funds, and is materially identical to the terminated distribution agreement.

     In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plan may be terminated with respect to the Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A, Class B, or Class C Shares of the Fund. The

Distribution Plan may be amended by vote of BB&T Funds' Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution Plan that would materially increase the distribution fee with respect to the Fund requires the approval of the holders of the Fund's Class A, Class B, and Class C Shares. The BB&T Funds' Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plan) indicating the purposes for which such expenditures were made.

     The Distributor may use the distribution fee to provide distribution assistance with respect to the Fund's Class A, Class B, and Class C Shares or to provide shareholder services to the holders of such Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with distribution assistance or (ii) to pay banks, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of shareholder services. All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plan will be made pursuant to an agreement (a "Servicing Agreement") between the Distributor and such bank, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (hereinafter referred to individually as "Participating Organizations"). A Servicing Agreement will relate to the provision of distribution assistance in connection with the distribution of the Fund's Class A, Class B, and Class C Shares to the Participating Organization's customers on whose behalf the investment in such Shares is made and/or to the provision of shareholder services to the Participating Organization's customers owning the Fund's Class A, Class B, and Class C Shares. Under the Distribution Plan, a Participating Organization may include Southern National Corporation or a subsidiary bank or nonbank affiliates, or the subsidiaries or affiliates of those banks. A Servicing Agreement entered into with a bank (or any of its subsidiaries or affiliates) will contain a representation that the bank (or subsidiary or affiliate) believes that it possesses the legal authority to perform the services contemplated by the Servicing Agreement without violation of applicable banking laws (including the Glass-Steagall Act) and regulations.

     The distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. If the amount of the distribution fee is greater than the Distributor's actual expenses incurred in a particular year (and the Distributor does not waive that portion of the distribution fee), the Distributor will realize a profit in that year from the distribution fee. If the amount of the distribution fee is less than the Distributor's actual expenses incurred in a particular year, the Distributor will realize a loss in that year under the Distribution Plan and will not recover from the Fund the excess of expenses for the year over the distribution fee, unless actual expenses incurred in a later year in which the Distribution Plan remains in effect were less than the distribution fee paid in that later year.

     The Distribution Plan also contains a so-called "defensive" provision applicable to all classes of Shares. Under this defensive provision to the extent that any payment made to the Administrator, including payment of administration fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares issued by BB&T Funds within the context of Rule 12b-1 under the 1940 Act, such payment shall be deemed to be authorized by the Distribution Plan.

     The Glass-Steagall Act and other applicable laws prohibit banks generally from engaging in the business of underwriting securities, but in general do not prohibit banks from purchasing securities as agent for and upon the order of customers. Accordingly, BB&T Funds will require banks acting as Participating Organizations to provide only those services which, in the banks' opinion, are consistent with the then current legal requirements. It is possible, however, that future legislative, judicial or administrative action affecting the securities activities of banks will cause BB&T Funds to alter or discontinue its arrangements with banks that act as Participating Organizations, or change its method of operations. It is not anticipated, however, that any change in a Fund's method of operations would affect its net asset value per share or result in financial loss to any customer.

EXPENSES

     BB&T Asset Management and the Administrator each bear all expenses in connection with the performance of their services as Adviser and Administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. Each BB&T Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees and travel expenses of the Trustees of the BB&T Funds, Securities and Exchange Commission fees, state securities qualification and renewal fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, amortized organizational expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the transfer agent, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by a Fund, certain insurance premiums, costs of maintenance of a Fund's existence, costs and expenses of Shareholders' and Trustees' reports and meetings, and any extraordinary expenses incurred in its operation. As a general matter, expenses are allocated to the Class A, Class B, Class C and Trust Class of the Fund on the basis of the relative net asset value of each class. At present, the only expenses that will be borne solely by Class A, Class B, and Class C Shares, other than in accordance with the relative net asset value of the class, are expenses under the Distribution Plan which relate only to the Class A, Class B, and Class C Shares.

SECURITIES LENDING AGENT

     BB&T Funds has retained Cantor Fitzgerald & Co. ("Cantor Fitzgerald") as its securities lending agent and will compensate that firm based on a percentage of the profitability generated by securities lending transactions effected on the behalf of BB&T Funds. Cantor Fitzgerald has employed BISYS to provide certain administrative services relating to securities lending transactions entered into on behalf of BB&T Funds. Cantor Fitzgerald, rather than BB&T Funds, will compensate BISYS for those services.

CUSTODIAN


     Investors Bank & Trust Company ("IBT") located at 200 Clarendon Street, Boston, MA 02111, serves as custodian of the assets of the Equity Index Fund and the Master Portfolio. As a result, IBT has custody of all securities and cash of Equity Index Fund and the Master Portfolio, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Equity Index Fund and Master Portfolio. The custodian is in no way responsible for any of the investment policies or decisions of the Equity Index Fund and Master Portfolio.


TRANSFER AGENT AND FUND ACCOUNTING SERVICES

     BISYS Fund Services Ohio, Inc. serves as transfer agent to the Fund pursuant to a Transfer Agency Agreement with the BB&T Funds.


     IBT, 200 Clarendon Street, Boston, MA 02111, provides fund accounting services to the Fund pursuant to a Fund Accounting Agreement with BB&T Funds.


     IBT also acts as transfer agent and dividend-disbursing agent for the Master Portfolio.

INDEPENDENT AUDITORS

     KPMG LLP ("KPMG") has been selected as independent auditors. KPMG's address is Two Nationwide Plaza, Suite 1600, Columbus, Ohio 43215.

LEGAL COUNSEL

     Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, DC 20005 are counsel to the BB&T Funds.

                             PERFORMANCE INFORMATION

CALCULATION OF TOTAL RETURN

     Total Return is a measure of the change in value of an investment in the Fund over the period covered, assuming the investor paid the current maximum applicable sales charge on the investment and that any dividends or capital gains distributions were reinvested in the Fund immediately rather than paid to the investor in cash. The formula for calculating Total Return includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of an investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized.


     Because the Fund commenced operations on September 11, 2000 and does not have a full year of total return history, the information is presented with respect to the Master Portfolio, adjusted to reflect fees and expenses of the Fund. The average total return for the Master Portfolio, for the periods indicated ended 12/31/2000, is shown in the table below:


                                  Average Annual Total Returns

                                                                             Since
                                 One                    Five               Inception
Fund Name                        Year                   Years              (7/02/93)
---------                   ---------------        ---------------       --------------
                            With    Without        With    Without       With   Without
                            Sales   Sales          Sales   Sales         Sales  Sales
                            Load*   Load           Load*   Load          Load*  Load
                            -----   -------        -----   -------       -----  -------
Master Portfolio(1)        -13.76%  -9.69%         16.43%  17.51%       16.21%  16.92%

* Reflects maximum sales charge of 5.75% on Class A Shares of the Fund.


(1) Adjusted to reflect Rule 12b-1 fees and other expenses applicable to Class A Shares of the Fund.

     The average total return for the Master Portfolio, for the periods indicated ended 12/31/2000, is shown in the table below:

                                  Average Annual Total Returns


                                                                             Since
                                 One                    Five               Inception
Fund Name                        Year                   Years              (7/02/93)
---------                   ---------------        ---------------       --------------
                            With    Without        With    Without       With   Without
                            Sales   Sales          Sales   Sales         Sales  Sales
                            Load*   Load           Load*   Load          Load*  Load
                            -----   -------        -----   -------       -----  -------
Master Portfolio(1)        -14.74%  -10.26%        16.56%  16.66%       16.08%  16.08%



* Reflects maximum CDSC of 5.00% on Class B Shares of the Fund.

(1) Adjusted to reflect Rule 12b-1 fees and other expenses applicable to Class B Shares of the Fund.

     The average total return for the Equity Index Fund, for the periods indicated ended 12/31/2000, is shown in the table below:


                                  Average Annual Total Returns


                                                                             Since
                                 One                    Five               Inception
Fund Name                        Year                   Years              (7/02/93)
---------                   ---------------        ---------------       --------------
                            With    Without        With    Without       With   Without
                            Sales   Sales          Sales   Sales         Sales  Sales
                            Load*   Load           Load*   Load          Load*  Load
                            -----   -------        -----   -------       -----  -------
Equity Index Fund          -11.15%  -10.26%        16.56%  16.66%       16.08%  16.08%



* Reflects maximum CDSC of 1.00% on Class C Shares of the Fund.

(1) Adjusted to reflect Rule 12b-1 fees and other expenses applicable to Class C Shares of the Fund.

     At any time in the future, yields and total return may be higher or lower than past yields, there can be no assurance that any historical results will continue.

PERFORMANCE COMPARISONS

     YIELD AND TOTAL RETURN. From time to time, performance information for the Fund showing their average annual total return, aggregate total return yield and/or effective yield may be included in advertisements or in information furnished to present or prospective shareholders and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives may from time to time be included in advertisements.

     Yield, effective yield, total return and distribution rate will be calculated separately for each Class of Shares. Because Class A Shares are subject to lower Distribution Plan fees than Class B Shares or Class C Shares, the yield and total return for Class A Shares will be higher than that of the Class B Shares or Class C Shares for the same period.


     From time to time, the Fund may include the following types of information in advertisements, supplemental sales literature and reports to Shareholders:
(1) discussions of general economic or financial principals (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for of the Fund, (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in the Fund. The Fund may also include in these communications calculations, such as hypothetical compounding examples, that describe hypothetical investment results, such performance examples will be based on an express set of assumptions and are not indicative of performance of the Fund.

     Investors may also judge the performance of the Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper, Inc., IBC/Donoghue's MONEY FUND REPORT and Ibbotson Associates, Inc. References may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morningstar, Inc., CDA/Weisenberger, Pension and Investments, U.S.A. Today and local newspapers. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to Shareholders.

     Total return and/or yield may also be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance. The Standard & Poor's Composite Stock Price Index of 500 stocks (the "S&P 500(R) Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 Stocks relative to the base period 1941-43. The S&P 500(R) Index is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500(R) Index represents about 80% of the market value of all issues traded on the New York Stock Exchange.

     The Fund may also calculate a distribution rate. Distribution rates will be computed by dividing the distribution per Share of a class made by the Fund over a twelve-month period by the maximum offering price per Share. The distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although the Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital items which are often non-recurring in nature, and may include returns of principal, whereas yield does not include such items. The Fund does not intend to publish distribution rates in Fund advertisements but may publish such rates in supplemental sales literature. Distribution rates may also be presented excluding the effect of a sales charge, if any.

     Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, the Fund's yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts by BB&T or its affiliated or correspondent banks for cash management services will reduce the Fund's effective yield to Customers.

                             ADDITIONAL INFORMATION

ORGANIZATION AND DESCRIPTION OF SHARES

     The BB&T Funds (previously The BB&T Mutual Funds Group) was organized as a Massachusetts business trust by the Agreement and Declaration of Trust, dated October 1, 1987, under the name "Shelf Registration Trust IV." The BB&T Funds' Agreement and Declaration of Trust has been amended three times: (1) on

June 25, 1992 to change the Trust's name, (2) on August 18, 1992, to provide for the issuance of multiple classes of shares, and (3) on May 17, 1999 to change the Trust's name. A copy of the BB&T Funds' Amended and Restated Agreement and Declaration of Trust, (the "Declaration of Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest. The BB&T Funds presently has twenty-one series of Shares offered to the public which represent interests in the U.S. Treasury Fund, the Prime Money Market Fund, the Large Company Value Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, the West Virginia Fund, the Short-Intermediate Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, the Capital Appreciation Fund, the Mid Cap Value Fund, the Equity Index Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund, and the Capital Manager Aggressive Growth Fund, respectively. The BB&T Funds' Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the BB&T Funds into one or more additional series.

     Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Fund's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the BB&T Funds, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

     Shares of the BB&T Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only Shareholders of such series or class shall be entitled to vote thereon, and
(iii) only the holders of Class A, Class B, and Class C Shares will be entitled to vote on matters submitted to Shareholder vote with regard to the Distribution Plan applicable to such class. There will normally be no meetings of Shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, at which time the Trustees then in office will call a Shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the BB&T Funds and filed with the BB&T Funds' custodian or by vote of the holders of two-thirds of the outstanding shares of the BB&T Funds at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares of any Fund. Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

     As used in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the BB&T Funds or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the BB&T Funds or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the BB&T Funds or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the BB&T Funds or such Fund.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the BB&T Funds. However, the BB&T Funds' Declaration of Trust disclaims Shareholder liability for acts or obligations of the BB&T Funds and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the BB&T Funds or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

     The Agreement and Declaration of Trust states further that no Trustee, officer or agent of the BB&T Funds shall be personally liable in connection with the administration or preservation of the assets of the BB&T Funds or the conduct of the BB&T Funds' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act expect for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Agreement and Declaration of Trust also provides that all persons having any claim against the Trustees or the BB&T Funds shall look solely to the assets of the BB&T Funds for payment.

MASTER PORTFOLIO ORGANIZATION


     The Master Portfolio is a series of Master Investment Portfolio ("MIP"), an open-end, series management investment company organized as Delaware business trust. MIP was organized on October 20, 1993. MIP currently consists of eleven series, including the Master Portfolio. In accordance with Delaware law and in connection with the tax treatment sought by MIP, the Declaration of Trust provides that its investors are personally responsible for Trust liabilities and obligations, but only to the extent the Trust property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP must maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its investors, trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP's obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

     The Declaration of Trust further provides that obligations of MIP are not binding upon its trustees individually but only upon the property of MIP and that the trustees will not be liable for any action or failure to act, but nothing in the Declarations of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the trustee's office.

     The interests in the Master Portfolio have substantially identical voting and other rights as those rights enumerated above for shares of the Fund. MIP is generally not required to hold annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under certain circumstances. Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

     In a situation where the Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of the Master Portfolio, such Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

MISCELLANEOUS

     The BB&T Funds may include information in its Annual Reports and Semi-Annual Reports to Shareholders that (1) describes general economic trends,
(2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for one or more of the Funds within the BB&T Funds, or (4) describes investment management strategies for such Funds. Such information is provided to inform Shareholders of the activities of the BB&T Funds for the most recent fiscal year or half-year and to provide the views of the Adviser and/or BB&T Funds officers regarding expected trends and strategies.

     The organizational expenses of each Fund of the BB&T Funds are amortized over a period of two years from the commencement of the public offering of Shares of the Fund. On June 30, 1998, the Funds adopted Statement of Position
(SOP) 98-5, "Reporting on the Costs of Start-Up Activities." Under the provisions of SOP 98-5, costs associated with organizing a fund which commences operating subsequent to June 30, 1998, must be expensed as incurred and may not be amortized over future periods. Accordingly, costs incurred in connection with the organization of Funds commencing operations subsequent to June 20, 1998, like the Equity Income Fund, will be paid during their first year of operations. In the event any of the initial Shares of the BB&T Funds are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial Shares being redeemed bears to the total number of initial Shares outstanding at the time of redemption. Investors purchasing Shares of the Fund subsequent to the date of the Prospectus and this Statement of Additional Information bear such expenses only as they are amortized against a Fund's investment income.

     BB&T Funds is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of BB&T Funds.

     As of April 6, 2001, the following persons owned of record or beneficially 5% or more of the Class A or Class B Shares of the Fund. Those shareholders who beneficially own 25% or more of the outstanding shares of a Fund may be deemed to be controlling persons of that Fund under the 1940 Act.

CLASS A
-------
Name and Address             Percent Owned of Record
----------------             -----------------------

WILBRANCH   CO                      83.2094%
P O  BOX 2887
WILSON, NC 27894

BRANCH BANKING & TRUST CO           10.6202%
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST 4TH FLOOR
RALEIGH, NC 27601

     The Prospectus of the Fund and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

     The Prospectus of the Fund and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus of the Fund and this Statement of Additional Information.

                              FINANCIAL STATEMENTS


Audited Financial Statements as of December 31, 2000 are incorporated by reference to the Annual Report to Shareholders, dated as of December 31, 2000, which has been previously sent to Shareholders of each Fund pursuant to the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of the Annual Report and the Funds' latest Semi-Annual Report may be obtained without charge by contacting the distributor at 3435 Stelzer Road, Columbus, Ohio 43219 or by telephoning toll-free at (800) 228-1872.

                                    APPENDIX

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Funds with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch IBCA, Duff & Phelps ("Fitch IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Funds and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG -TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1,2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         Description of the five highest long-term debt ratings by S & P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         Description of the three highest long-term debt ratings by Fitch IBCA:

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                           - Leading market positions in well-established industries.

                           -        High rates of return on funds employed.

                  - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                  - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S & P's description of its three highest short-term debt ratings:

A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Fitch IBCA's description of its three highest short-term debt ratings:

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

Moody's description of its two highest short-term loan/municipal note ratings:

MIG 1/VMIG 1               This designation denotes superior credit quality.
                           Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2               This designation denotes strong credit quality.
                           Margins of protection are ample, although not as large as in the preceding group.

SHORT-TERM DEBT RATINGS

                           Thomson BankWatch, Inc. ("TBW") ratings are based
                  upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

                           BankWatch(TM) Ratings do not constitute a
                  recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

                           The TBW Short-Term Ratings apply to commercial paper,
                  other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

                           The TBW Short-Term Rating apply only to unsecured
                  instruments that have a maturity of one year or less.

                           The TBW Short-Term Ratings specifically assess the
                  likelihood of an untimely payment of principal or interest.

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 The lowest rating category; this rating is regarded as non investment grade and therefore speculative.